Enterprise Financial Services Corp 2015 THIRD QUARTER EARNINGS RELEASE

1 Some of the information in this report contains “forward-looking statements” within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward- looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward- looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com. FORWARD-LOOKING STATEMENT

2 GROW CORE EPS DRIVE QUALITY LOAN GROWTH ENHANCE CORE NET INTEREST INCOME DEFEND PORTFOLIO LOAN YIELDS MAINTAIN HIGH CREDIT QUALITY METRICS IMPROVE OPERATING LEVERAGE 2015 OBJECTIVES

3 PORTFOLIO LOAN TRENDS $2,295 $2,434 $2,436 $2,543 $2,602 2,000 2,200 2,400 2,600 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 In Millions

4 $1,172 $1,270 $1,265 $1,335 $1,371 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 COMMERCIAL & INDUSTRIAL LOAN TRENDS In Millions

5 PORTFOLIO LOAN TRENDS 9/30/15 6/30/15 CHANGE 12/31/14 CHANGE ENTERPRISE VALUE LENDING $ 246 $ 251 $ (5) $ 202 $ 44 C&I GENERAL 732 712 20 705 27 LIFE INSURANCE PREMIUM FINANCING 248 239 9 221 27 TAX CREDIT 145 133 12 142 3 COMMERCIAL REAL ESTATE 931 940 (9) 916 15 RESIDENTIAL 189 186 3 185 4 OTHER 111 82 29 63 48 PORTFOLIO LOANS $ 2,602 $ 2,543 $ 59 $ 2,434 $ 168 In Millions

6 PORTFOLIO LOANS BY REGION $1,809 $1,760 $1,712 $1,660 $1,680 $1,700 $1,720 $1,740 $1,760 $1,780 $1,800 $1,820 9/30/2015 6/30/2015 12/31/2014 St. Louis $629 $633 $583 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 9/30/2015 6/30/2015 12/31/2014 $164 $150 $139 - 500 1,000 1,500 9/30/2015 6/30/2015 12/31/2014 Arizona In Millions Kansas City

7 DEPOSIT TRENDS $2,510 $2,492 $2,675 $2,692 $2,814 27.7% 25.8% 25.5% 24.5% 24.6% -30.0% -5.0% 20.0% Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Deposits DDA % LTM Growth Rate = 12%

8 EARNINGS PER SHARE $22,387 $0.48 < $0.04> $0.44 EPS Non-Core Covered Assets Core EPS In Millions * A Non GAAP Measure, Refer to Appendix for Reconciliation (1) FDIC Loss Sharing Agreements REPORTED VS. CORE EPS* Q3 2015 (1)

9 EARNINGS PER SHARE TREND $0.38 $0.03 $0.05 < $0.03> <$0.01> $0.02 $0.44 Q2 '15 Net Interest Income Portfolio Loan Loss Provision Non Interest Income Non Interest Expense Income Tax Rate Q3 '15 In Millions CHANGES IN CORE EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation

10 NET INTEREST INCOME DRIVING CORE REVENUE GROWTH* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $24.9 $25.7 $25.6 $26.3 $27.1 3.41% 3.45% 3.46% 3.46% 3.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 $28.0 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Core Net Interest Income* FTE Net Interest Margin*

11 CREDIT TRENDS FOR PORTFOLIO LOANS -5 bps 10 bps 25 bps 11 bps 2 bps Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Net Charge-offs (1) 2014 NCO = 7 bps (1) Portfolio loans only, excludes PCI loans $0.1 $2.0 $1.6 $2.2 $0.6 $- $0.6 $1.2 $1.8 $2.4 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Provision for Portfolio Loans Q3 2015 EFSC PEER(2) NPA’S/ASSETS = 0.30% 0.74% NPL’S/LOANS = 0.35% 0.73% ALLL/NPL’S = 354% 153% ALLL/LOANS = 1.24% 1.22% (2) Peer data as of 6/30/2015 (source: SNL Financial) In Millions YTD NCO = 12 bps $43.8 $139.0 $1.6 $107.0 $59.6 -10 10 30 50 70 90 110 130 150 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Portfolio Loan Growth In Millions Net Charge-offs (1)

12 MANAGED OPERATING EXPENSES* IMPROVING EFFICIENCY In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $19.3 $20.2 $19.1 $19.0 $19.3 62.8% 62.8% 60.7% 57.6% 58.6% -200.0% -180.0% -160.0% -140.0% -120.0% -100.0% -80.0% -60.0% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% -20 -5 10 25 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Operating Expenses* Core Efficiency Ratio*

13 POSITIVE MOMENTUM IN CORE* EARNINGS PER SHARE $0.37 $0.33 $0.35 $0.38 $0.44 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 19% Core EPS Growth from Q3 2014 to Q3 2015

14 CONTINUED GROWTH IN CORE EPS  DRIVE NET INTEREST INCOME GROWTH IN DOLLARS WITH FAVORABLE LOAN GROWTH TRENDS  DEFEND NET INTEREST MARGIN  MAINTAIN HIGH QUALITY CREDIT PROFILE ACHIEVE FURTHER IMPROVEMENT IN OPERATING LEVERAGE ENHANCE DEPOSIT LEVELS TO SUPPORT GROWTH FINANCIAL PRIORITIES 19% 9% 0 bps 44 bps NPLs/Loans 4% 12% Q3 2015 Compared to Q3 2014

Appendix

16 USE OF NON-GAAP FINANCIAL MEASURES The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net income margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of PCI loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on PCI loans but exclude incremental accretion on these loans. Core performance measures also exclude the Change in FDIC receivable, Gain or loss of other real estate covered under FDIC loss share agreements and expenses directly related to the PCI loans and other assets covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of banks with total assets from $1-$10 billion with commercial loans greater than 20% and consumer loans less than 20%.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands)	For the Quarter ended Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	For the Nine Months ended Sep 30, 2015	Sep 30, 2014
CORE PERFORMANCE MEASURES							
Net interest income	$ 30,006	$ 29,280	$ 29,045	$ 30,816	$ 27,444	$ 88,331	$ 86,552
Less: Incremental accretion income	2,919	3,003	3,458	5,149	2,579	9,380	13,781
Core net interest income	27,087	26,277	25,587	25,667	24,865	78,951	72,771
Total noninterest income	4,729	5,806	3,583	4,852	4,452	14,118	11,779
Less: Change in FDIC loss share receivable	(1,241)	(945)	(2,264)	(1,781)	(2,374)	(4,450)	(7,526)
Less (Plus): Gain (loss) on sale of other real estate covered under FDIC loss share	31	10	(15)	195	(45)	26	250
Less: Gain on sale of investment securities	-	-	23	-	-	23	-
Less: Closing fee	-	-	-	-	945	-	945
Core noninterest income	5,939	6,741	5,839	6,438	5,926	18,519	18,110
Total core revenue	33,026	33,018	31,426	32,105	30,791	97,470	90,881
Provision for portfolio loans	599	2,150	1,580	1,968	66	4,329	2,441
Total noninterest expense	19,932	19,458	19,950	24,795	21,121	59,340	62,668
Less: FDIC clawback	298	50	412	141	1,028	760	1,060
Less: Other loss share expenses	287	378	470	544	746	1,135	2,409
Less: FHLB prepayment penalty	-	-	-	2,936	-	-	-
Less: Facilities disposal charge	-	-	-	1,004	-	-	-
Core noninterest expense	19,347	19,030	19,068	20,170	19,347	57,445	59,199
Core income before income tax expense	13,080	11,838	10,778	9,967	11,378	35,696	29,241
Core income tax expense	4,204	4,134	3,647	3,264	3,926	11,985	9,901
Core net income	$ 8,876	$ 7,704	$ 7,131	$ 6,703	$ 7,452	$ 23,711	$ 19,340
Core diluted earnings per share	$ 0.44	$ 0.38	$ 0.35	$ 0.33	$ 0.37	$ 1.17	$ 0.97
Core return on average assets	1.03%	0.93%	0.88%	0.82%	0.93%	0.95%	0.83%
Core return on average common equity	10.41%	9.34%	8.99%	8.43%	9.65%	9.59%	8.70%
Core return on average tangible common equity	11.56%	10.41%	10.06%	9.47%	10.89%	10.70%	9.88%
Core efficiency ratio	58.58%	57.64%	60.67%	62.83%	62.83%	58.94%	65.14%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN							
Net interest income (fully tax equivalent)	$ 30,437	$ 29,691	$ 29,467	$ 31,223	$ 27,843	$ 89,595	$ 87,779
Less: Incremental accretion income	2,919	3,003	3,458	5,149	2,579	9,380	13,781
Core net interest income (fully tax equivalent)	$ 27,518	$ 26,688	$ 26,009	$ 26,074	$ 25,264	$ 80,215	$ 73,998
Average earning assets	$ 3,201,181	$ 3,096,294	$ 3,047,815	$ 2,998,467	$ 2,943,070	$ 3,115,658	$ 2,896,202
Reported net interest margin (fully tax equivalent)	3.77%	3.85%	3.92%	4.13%	3.75%	3.84%	4.05%
Core net interest margin (fully tax equivalent)	3.41%	3.46%	3.46%	3.45%	3.41%	3.44%	3.42%

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18 Q & A THIRD QUARTER EARNINGS RELEASE